Annual Shareholders’ Meeting June 2, 2015 Exhibit 99.1

INTRODUCTION OF DIRECTORS • Lynn Keene, Chairman • Charles Gent, Vice-Chairman • Tim Ball • Joe Carter • John Cox • Eugene Hearl • Michael McGlothlin • Fred Meade • Scott White 1

INTRODUCTION OF SENIOR MANAGEMENT TEAM
•
Todd Asbury, President and CEO
•
Frank Sexton, Jr., EVP and COO
•
Karen Wimmer, EVP and CCO
•
Joseph Pennington, SVP and CFO
•
Andy Mullins, FSVP and Senior Retail Officer
•
Debbie Arrington, SVP -
Banking Operations
•
Tammy Herron, Interim SVP & Senior Commercial Loan Officer
•
Doug
Horne,
SVP
and
Area
Manager
–
Cumberland
Area
•
Dorothy
Meade,
SVP
and
Area
Manager
–
TriCities
and
East
River Mountain Area
•
Richard
Smith,
SVP
and
Area
Manager
–
Clinch
Mountain
Area

Our Mission
The mission of New Peoples Bank is to provide high quality, state of the art, golden rule banking services to our communities, while generating a reasonable return to our stockholders and providing a challenging and rewarding work environment for our family of employees.
•
We believe in exceeding our customers' expectations through
exceptional service.
•
We believe in being honest in all our dealings with our customers and employees.
•
We are a locally owned and operated financial institution committed to generating a reasonable and stable return to our shareholders.
•
We are committed to lifelong learning for our employees and
believe it is a requirement for doing business in the 21st century.

Cautionary Statement Regarding Forward-Looking Statements
This
presentation
includes
forward-looking
statements.
These
forward-looking
statements
are
based
on
current
expectations
that
involve
risks,
uncertainties,
and
assumptions.
Should
one
or
more
of
these
risks
or
uncertainties
materialize
or
should
underlying
assumptions
prove
incorrect,
actual
results
may
differ
materially.
These
risks
include:
changes
in
business
or
other
market
conditions;
the
timely
development,
production
and
acceptance
of
new
products
and
services;
the
challenge
of
managing
asset/liability
levels;
the
management
of
credit
risk
and
interest
rate
risk;
the
difficulty
of
keeping
expense
growth
at
modest
levels
while
increasing
revenues;
and
other
risks
detailed
from
time
to
time
in
the
Company's
Securities
and
Exchange
Commission
reports
including,
but
not
limited
to,
the
most
recent
quarterly
report
filed
on
Form
10-Q,
current
reports
filed
on
Form
8-K,
and
the
Annual
Report
on
Form
10-K
for
the
most
recent
fiscal
year
end.
Pursuant
to
the
Private
Securities
Litigation
Reform
Act
of
1995,
the
Company
does
not
undertake
to
update
forward-looking
statements
to
reflect
circumstances
or
events
that
occur
after
the
date
the
forward-looking
statements
are
made.

2014
-
A
Year
of
Stabilization
and
Building
a
Foundation
for
the
Future
•
Major Initiatives
•
Improved our Capital Position
•
Streamlined our branching network
•
Improved/stabilized Asset Quality issues
•
Nearing full compliance with Written Agreement
•
Obtained regulatory approval to pay 5 years of
cumulative deferred interest on trust preferred
securities in 4
th
quarter of 2014
•
Made changes in management to prepare for future

Strategic Priorities
NEAR-TERM PRIORITIES (1-2 years)
Emerge
from
Operating
Agreement
Reduce
credit
risk
profile
Conservative/modest
growth
Increase
earnings
and
capital
Maximize
efficiencies
Improve
risk
management
capabilities
Continue
to
recruit,
develop
and
support
our
people

Emerge From Operating Agreement 7

Emerge From Operating Agreement
•
Entered a formal Written Agreement with the
Federal Reserve and the VA Bureau of Financial
Institutions in July 2010
•
To date, we have fully complied with nearly all of
the requirements.  Three are partially in
compliance, but we believe we have sufficiently
addressed these.
•
Our goal is to no longer be under the formal
Written Agreement by 2016

Reduce Credit Risk Profile 9

Reduce Credit Risk Profile
•
We continue to make steady progress in resolving poor
asset quality issues
•
Nonperforming Assets remain high, but continue
decreasing
•
Our goal is to reduce classified assets at least 25%
annually
•
During 2014, classified assets decreased by $18.4
million, or 30.24%

Classified Assets (In thousands)
December 31, 2010 through March, 31, 2015
2010
2011
2012
2013
2014
2015
Classified Assets
$103,762
$113,393
$76,641
$60,976
$42,538
$40,689
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
$100,000
$110,000
$120,000
Classified Assets

Nonperforming Assets (In thousands)
December 31, 2010 through March 31, 2015
2010
2011
2012
2013
2014
2015
Total NPAs
$59,820
$58,912
$47,956
$44,161
$36,910
$35,559
OREO
$12,346
$15,092
$13,869
$15,853
$15,049
$14,837
Nonaccrual Loans
$45,781
$42,316
$33,536
$28,307
$21,861
$20,722
90 Days + Accruing Interest
$1,693
$1,504
$551
$1
$-
$-
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
Nonperforming Assets

Delinquency Trends 30+ days (In thousands)
December 31, 2010 through March 31, 2015
2010
2011
2012
2013
2014
2015
90 Days+
$23,404
$24,820
$21,002
$10,702
$4,952
$7,855
60-89 Days
$10,110
$6,609
$1,956
$3,625
$2,634
$2,481
30-59 Days
$22,426
$24,328
$16,492
$16,370
$11,882
$8,928
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Loan Portfolio Delinquencies

Conservative/ Modest Growth 14

Consolidated Financial Snapshot
Balance Sheet Measures
March 31,
2015
December 31,
2014
December 31,
2013
Total Assets
$ 660.1
million
$ 651.1
million
$ 684.7
million
Investment Securities
available for sale
$ 100.1 million
$ 100.1 million
$ 79.1 million
Total Loans
$ 449.9 million
$ 457.5 million
$ 493.0 million
Total Allowance for Loan
Loss
$ 9.0 million
$ 9.9 million
$ 13.1 million
Total Deposits
$ 593.3 million
$ 585.2 million
$ 619.0 million
Total Equity
Capital
$ 43.9 million
$ 42.9 million
$ 40.0 million
Tangible
Book Value
$1.92
$1.87
$1.83
Basic Shares Outstanding
22,878,654
22,878,654
21,872,293

Strategic Shrinking Trend (In Millions)
December
31,
2010
-
March
31,
2015
2010
2011
2012
2013
2014
2015
Total Assets
$852.6
$780.4
$719.0
$684.7
$651.1
$660.1
Total Loans
$707.8
$597.8
$522.4
$493.0
$457.5
$449.9
Total Deposits
$766.1
$708.3
$652.9
$619.0
$585.2
$593.3
$400
$450
$500
$550
$600
$650
$700
$750
$800
$850
$900
$950
$1,000

Increase Earnings/ Capital 17

Consolidated Earnings Snapshot
Earnings
3-Months
Ended
March 31,
2015
December 31, 2014
December 31, 2013
Net Income
$ 622 thousand
$ 240 thousand
$ 1.5 million
Net Income per Share
$      0.03
$     0.01
$     0.07
Net
Interest Income
$ 5.4 million
$ 22.6 million
$ 25.3 million
Net Interest
Margin %
3.74%
3.71%
4.03%
Provision for Loan
Losses
$       -0-
$      -0-
$ 550 thousand
Noninterest Income
$ 1.4 million
$   6.2 million
$
5.5 million
Noninterest Expenses
$ 6.2 million
$ 28.6 million
$ 28.9 million
Salaries and Benefits
$ 2.9 million
$ 12.7 million
$ 13.4 million
OREO Expenses
$ 359 thousand
$   2.3 million
$   2.3 million

Return on Average Assets
December 31, 2010 through March 31, 2015
-1.05%
-1.07%
-0.86%
0.21%
0.04%
0.38%
-1.25%
-1.00%
-0.75%
-0.50%
-0.25%
0.00%
0.25%
0.50%
2010
2011
2012
2013
2014
2015
1st QTR
Return on Average Assets

Net Interest Margin Trend
December 31, 2010 through March 31, 2015
4.35%
4.29%
4.13%
4.03%
3.71%
3.74%
3.76%
3.81%
3.71%
3.61%
3.64%
3.64%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2010
2011
2012
2013
2014
2015
Net Interest Margin
Peer Data BHC $500 Million to $1 Billion

Peer Data Source:  Federal Reserve Board of Governors Bank Holding Company Performance Report

Increase Capital 21

2014 Capital Improvements
•
Issued 1,006,361 shares of common stock at $1.75 per
share via warrants being exercised, of which the
majority was from the Board and Management
•
Received regulatory approval to pay the deferred
interest payments and first quarter 2015 payment on
trust preferred securities

Improving Our Capital Position

Capital
Ratios (Bank
only)
March 31,
2015
December 31,
2014
December 31,
2013
Equity
to Assets Ratio*
6.64%
6.58%
5.84%
Tier 1 Leverage Ratio
8.88%
8.19%
7.49%
Tier
1 Risk Based
Capital Ratio
15.17%
14.46%
12.69%
Total
Risk Based
Capital Ratio
16.44%
15.73%
13.96%
NPB
Goals
Tier 1 Leverage Ratio
9%
Tier
1 Risk Based
Capital Ratio
13%
Total
Risk Based
Capital Ratio
15%
*consolidated

Capital
Ratio
Trend
–
Actual
Tier 1 Leverage Ratio (Bank Only)
December 31, 2010 through  March 31, 2015
2010
2011
2012
2013
2014
2015
Leverage Ratio
6.00%
5.99%
7.08%
7.49%
8.19%
8.88%
Short Term Goal
7.00%
7.00%
7.00%
7.00%
7.00%
7.00%
Long Term Goal
9.00%
9.00%
9.00%
9.00%
9.00%
9.00%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%

Capital
Ratio
Trend
–
Actual
Total Risk Based Capital Ratio (Bank Only)
December 31, 2010 through March 31, 2015
2010
2011
2012
2013
2014
2015
RBC Ratio
9.79%
10.56%
12.88%
13.96%
15.73%
16.44%
Short Term Goal
12.00%
12.00%
12.00%
12.00%
12.00%
12.00%
Long Term Goal
15.00%
15.00%
15.00%
15.00%
15.00%
15.00%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%

Maximize Efficiencies 26

Changing Deposit Mix
•
We have intentionally worked at shifting the deposit mix to
increase non-interest and lower interest deposits and
reduce higher cost time deposits
•
This will help us in the future to be able to better manage
our interest expenses when interest rates rise in the future
•
It also establishes a stronger base of deposits that are more likely to stay with the bank
•
In the first quarter of 2015, total non-maturity deposits
grew $16.7 million while time deposits decreased $8.6
million

Deposit Mix (In thousands)
December 31, 2010 through March 31, 2015
2010
2011
2012
2013
2014
2015
Non-Int Bearing
$87,839
$109,629
$98,432
$137,745
$143,950
$152,814
Int Bearing DDAs, Savings
$168,141
$153,028
$181,945
$134,261
$141,268
$149,113
Time Deposits
$510,100
$445,658
$372,473
$346,991
$299,974
$291,397
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
Deposit Mix

Leverage Technology to Improve Efficiencies,
Compliance and Customer Service Experience
•
In late 2014, we made decisions to utilize technology to a greater extent to improve efficiency
•
In 2015, we are:
•
Creating a customer contact center for more responsive, more efficient customer service
•
Changing the way we do the origination, underwriting, processing, and documentation of consumer lending
•
Implementing a technology tool for all bank employees to better serve our customers and increase cross selling of our various products and services
•
Extending mobile banking services including a mobile banking application which includes mobile deposit capture
•
Working on implementing online deposit and loan account opening
•
Exploring a ‘digital’ branch website
•
Beta testing a “branch of the future” concept that allows us to better serve our customers and utilize technology to help us do this at the branch level

Optimizing Branch Productivity and Efficiencies
•
Consolidated the following four branches in the 4
th
quarter
of 2014:
•
Bland, VA
•
Norton, VA
•
Jonesville, VA
•
Bluewell, WV
•
Reduced total full-time-equivalent employees by 21 or
7.95%, in 2014 to 243
•
Reduced salary and employee benefits expenses
•
Negligible impact on deposits
•
We continue to monitor our branches and are taking
appropriate actions to maximize overall branch
performance

Improve Risk Management Capabilities 31

Improve Risk Management Capabilities
•
In the past few years, we have implemented Enterprise Risk
Management Practices
•
The key areas of risk that we monitor and manage are:
•
Credit
•
Interest Rate
•
Liquidity
•
Price
•
Operational
•
Compliance/ Legal
•
Strategic
•
Reputation
•
We utilize this new management process to help us determine capital levels needed, to identify where our highest risks are and to place the necessary attention to these areas to reduce them to more acceptable levels
•
We believe that we are ahead of many financial institutions in our risk management practices
•
Our highest levels of risk are currently related to Credit Risk and Pricing Risk

Continue to Recruit, Develop and Support Our People 33 * * * * * * * *

Continue
to
Recruit,
Develop
and
Support
Our
People
•
243 full-time-equivalent employees at year end
•
We are working on the following things to accomplish this
goal
•
Continue to further develop a management development
program
•
Recruit talented commercial lenders, credit management,
insurance salespeople, and investment advisors
•
Review and update our succession planning throughout the
organization
•
Enhance Board oversight and governance
•
Continue to improve organization communication
•
Develop incentive compensation plan tied to performance

Looking Forward 35

Strategic Priorities
LONG-TERM PRIORITIES (2-5 years)
Enhance
shareholder
liquidity,
value
and
return
Differentiate
ourselves
from
the
competition
through
superior
service
and
our
local
market
presence
Continue
targeted
growth
in
clearly
defined
segments
Expand
on
building
a
growing
portfolio
of
low
cost
relationship-based
deposits
Continue
to
develop
and
support
our
people

Financial Goals 2015-2017
2015
2016
2017
Financial
Assets
$635M
$650M
$668M
Asset Growth
-3.24%
2.37%
2.82%
Loan Growth
-0.58%
1.33%
3.23%
Deposit Growth
-4.01%
2.22%
2.38%
Return on Average Assets
0.57%
0.68%
1.01%
Return on Average Equity
6.14%
6.88%
9.84
%
Net Interest Margin
>3.85%
>3.90%
>4.00%
Non-Interest Income
>0.85%
>0.90%
>0.90%
*Non-Performing Assets
as % of Total Assets
<6.0%
<4.0%
<3.25%
Classified Assets to Tier 1+ALLL ratio
<50%
<40%
<30%
Tier 1 Capital Leverage
>8.00%
>8.50%
>8.50%
Operating
DDA/Int Chking /MMA as % of Total Deposits
>48%
>50%
>50%
Efficiency
<90%
<85%
<80%
*Includes TDRs

FIRST QUARTER-2015
•
Net income of $622 thousand, or $.03 per share
•
Total assets grew $9.0 million to $660.1 million
•
Total non-maturity deposits grew $16.7 million while
time deposits decreased $8.6 million
•
Total equity was $43.9 million at quarter end
•
The Company is considered well-capitalized under
regulatory standards
•
Nonperforming assets declined $1.3 million
•
The allowance for loan loss was 1.99% of total loans at
quarter end
•
No provision for loan losses taken

For You the Shareholder
•
We are working to make New Peoples Bankshares a high performing financial institution
•
We desire to enhance profitability in the next 5 years to recover the
$17.0 million in retained deficit of losses so we may pay a cash dividend
•
We will strive to make your investment more secure by ensuring that your money is invested in a strong, well capitalized and well managed company
•
We will remain locally owned and operated…your bank from your community
•
We will strive to increase liquidity in your stock so that when you desire, you may buy or sell your stock more readily
•
We work for you and we will do our very best to reward you and to make you happy as an investor of New Peoples Bankshares

Summary
2014 was a year of improvements
A profitable year, albeit a nominal profit
Capital ratios improved across the board
Asset Quality is improving and showing positive trends (no provisions take in 2015)
The bank is substantially compliant with the Written Agreement
The Company’s balance sheet, personnel, and footprint are well positioned heading into 2015
We are optimistic about the immediate and long-term future; however, we still are working through the asset quality issues of the past, but we are making significant headway for a safe and profitable future
Thank you!

Thank you! 41

Questions and Answers 42